UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): April 15, 2005

                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)

                           Delaware 1-1200 13-3696015
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)

                       1138 Budapest, Vaci ut 141. Hungary
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: +36-1-8897000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountant.

     On April 15, 2005, Euroweb International Corp., a Delaware corporation (the "Company"), was notified by KPMG Hungaria Kft. ("KPMG"), its independent public accountants, that it was declining to stand for re-election as the Company's auditor for the year ended December 31, 2005. Further, on April 15, 2005, the
Company engaged Deloitte Kft. ("Deloitte") as its principal independent accountant. This decision to engage Deloitte was taken upon the unanimous approval of the Board of Directors of the Company.

     During the last two fiscal years ended December 31, 2004 and December 31, 2003 and through April 15, 2005, (i) there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the matter in its reports on the Company's financial statements, and (ii) KPMG's report on the Company's financial statements did not contain any adverse opinion, disclaimer of opinion, or modification or qualification of opinion. During the last two most recent fiscal years ended December 31, 2004 and December 31, 2003 and through April 15, 2005, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

     Deloitte has provided an audit opinion for the financial statements of ELENDER Business Communications Services Ltd. ("Elender") for the years ended December 31, 2003 and 2002, which was acquired by the Company on June 9, 2004. In addition, Deloitte has provided consents for the inclusion of its report on Elender's financial statements in a registration statement initially filed by the Company on July 26, 2004 and amended on September 8, 2004, December 23, 2004 and February 10, 2005.

     During the two most recent fiscal years and through April 15, 2005, except for the services set forth in the preceding paragraph, the Company has not consulted with Deloitte regarding either:

          1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

          2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

     The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated April 20, 2005, is filed as Exhibit
16.1 to this Form 8-K.

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
Item 9.01 Financial Statements and Exhibits.

(a)       Financial statements of business acquired.

          Not applicable.

(b)       Pro forma financial information.

          Not applicable.

(c)       Exhibits.

Exhibit Number     Description
------------------ -------------------------------------------------------------
16.1               Letter from KPMG Hungaria Kft. dated April 20, 2005




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          EUROWEB INTERNATIONAL CORPORATION


                                           By: /s/ CSABA TORO
                                              ---------------
                                           Name:  Csaba Toro
                                           Title: Chief Executive Officer

Date:       April 20, 2005
            Budapest, Hungary


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